Goodwill And Other Intangibles	12 Months Ended
Dec. 31, 2011
Goodwill and Other Intangibles [Abstract]
Goodwill and other intangibles [Text Block]
7.  Goodwill and Other Intangibles

Goodwill and Excess Investment Cost

We record the excess of the cost of an acquisition price over the fair value of acquired net assets as an asset on our balance sheet.  This amount is referred to and reported separately as "Goodwill" in our accompanying consolidated balance sheets.  Goodwill is not subject to amortization but must be tested for impairment at least annually.  This test requires us to assign goodwill to an appropriate reporting unit and to determine if the implied fair value of the reporting unit's goodwill is less than its carrying amount.

We evaluate goodwill for impairment on May 31 of each year.  For this purpose, we have six reporting units as follows: (i) Products Pipelines (excluding associated terminals); (ii) Products Pipelines Terminals (evaluated separately from Products Pipelines for goodwill purposes, but combined with Products Pipelines for presentation in the table below); (iii) Natural Gas Pipelines; (iv) CO2; (v) Terminals; and (vi) Kinder Morgan Canada.  There were no impairment charges resulting from our May 31, 2011 impairment testing, and no event indicating an impairment has occurred subsequent to that date.

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The fair value of each reporting unit was determined from the present value of the expected future cash flows from the applicable reporting unit (inclusive of a terminal value calculated using market multiples between six and ten times cash flows) discounted at a rate of 8.0%.  The value of each reporting unit was determined on a stand-alone basis from the perspective of a market participant and represented the price that would be received to sell the unit as a whole in an orderly transaction between market participants at the measurement date.

Changes in the gross amounts of our goodwill and accumulated impairment losses for each of the two years ended December 31, 2011 and 2010 are summarized as follows (in millions):

	Products Pipelines	Natural Gas Pipelines	CO2	Terminals	Kinder Morgan Canada	Total

Historical Goodwill.	$263.2	$337.0	$46.1	$266.9	$613.1	$1,526.3
Accumulated impairment losses(a).	-	-	-	-	(377.1)	(377.1)
Balance as of December 31, 2009	263.2	337.0	46.1	266.9	236.0	1,149.2
Acquisitions(b).	-	-	-	71.0	-	71.0
Currency translation adjustments	-	-	-	-	13.4	13.4
Balance as of December 31, 2010	263.2	337.0	46.1	337.9	249.4	1,233.6
Acquisitions(c).	-	219.9	-	-	-	219.9
Disposals(d).	-	-	-	(11.8)	-	(11.8)
Currency translation adjustments	-	-	-	-	(5.5)	(5.5)
Balance as of December 31, 2011	$263.2	$556.9	$46.1	$326.1	$243.9	$1,436.2
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(a)
On April 18, 2007, we announced that we would acquire the Trans Mountain pipeline system from KMI, and we completed this transaction on April 30, 2007.  Following the provisions of U.S. generally accepted accounting principles, the consideration of this transaction caused KMI to consider the fair value of the Trans Mountain pipeline system, and to determine whether goodwill related to these assets was impaired.  Based on this determination, KMI recorded a goodwill impairment charge of $377.1 million in the first quarter of 2007, and because we have included all of the historical results of Trans Mountain as though the net assets had been transferred to us on January 1, 2006, this impairment is now included in our accumulated impairment losses. We have no other goodwill impairment losses.

(b)	2010 acquisition amount relates primarily to our January 2010 purchase of three ethanol handling train terminals from US Development Group LLC (discussed further in Note 3).
(c)
2011 acquisition amount consists of (i) $125.7 million relating to our acquisition of natural gas treating assets from SouthTex Treaters, Inc. and (ii) $94.2 million relating to our purchase of the remaining 50% ownership interest in KinderHawk Field Services LLC that we did not already own (both discussed further in Note 3).

(d)
2011 disposal amount consists of (i) $10.6 million related to the sale of our ownership interest in the boat fleeting business we acquired from Megafleet Towing Co., Inc. in April 2009; and (ii) $1.2 million related to the sale of our subsidiary Arrow Terminals B.V. (both discussed further in Note 3).

For more information on our accounting for goodwill, see Note 2 "Summary of Significant Accounting Policies-Goodwill."

With regard to our equity investments in unconsolidated affiliates, in almost all cases, either (i) the price we paid to acquire our share of the net assets of such equity investees; or (ii) the revaluation of our share of the net assets of any retained noncontrolling equity investment (from the sale of a portion of our ownership interest in a consolidating subsidiary, thereby losing our controlling financial interest in the subsidiary) differed from the underlying carrying value of such net assets.  This differential consists of two pieces.  First, an amount related to the difference between the investee's recognized net assets at book value and at current fair values (representing the appreciated value in plant and other net assets), and secondly, to any premium in excess of fair value (referred to as equity method goodwill) we paid to acquire the investment.  We include both amounts within "Investments" on our accompanying consolidated balance sheets.

The first differential, representing the excess of the fair market value of our investees' plant and other net assets over its underlying book value at either the date of acquisition or the date of the loss of control totaled $193.1 million and $166.0 million as of December 31, 2011 and 2010, respectively.  The increase since December 31, 2010 was mainly due to our July 1, 2011 acquisition of a 25% ownership interest in EagleHawk Field Services LLC (discussed further in Note 3).

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In almost all instances, this differential, relating to the discrepancy between our share of the investee's recognized net assets at book values and at current fair values, represents our share of undervalued depreciable assets, and since those assets (other than land) are subject to depreciation, we amortize this portion of our investment cost against our share of investee earnings.  As of December 31, 2011, this excess investment cost is being amortized over a weighted average life of approximately 22.1 years.

The second differential, representing total unamortized excess cost over underlying fair value of net assets acquired (equity method goodwill) totaled $138.2 million and $283.0 million as of December 31, 2011 and 2010, respectively.  The decrease in our equity method goodwill since December 31, 2010 was due to our July 1, 2011 acquisition of the remaining 50% ownership interest in KinderHawk Field Services LLC that we did not already own (discussed further in Note 3).  Following our acquisition of the remaining 50% interest in KinderHawk, we changed our method of accounting from the equity method to the full consolidation method.

This differential is not subject to amortization but rather to impairment testing.  Accordingly, in addition to our annual impairment test of goodwill, we periodically reevaluate the amount at which we carry the excess of cost over fair value of net assets accounted for under the equity method, as well as the amortization period for such assets, to determine whether current events or circumstances warrant adjustments to our carrying value and/or revised estimates of useful lives.  Our impairment test considers whether the fair value of the equity investment as a whole, not the underlying net assets, has declined and whether that decline is other than temporary.  As of December 31, 2011, we believed no such impairment had occurred and no reduction in estimated useful lives was warranted.

Other Intangibles

Excluding goodwill, our other intangible assets include customer contracts, relationships and agreements, lease value, and technology-based assets.  These intangible assets have definite lives and are reported separately as "Other intangibles, net" in our accompanying consolidated balance sheets.

Following is information, as of December 31, 2011 and 2010, related to our intangible assets subject to amortization (in millions):

	December 31,
	2011	2010
Customer contracts, relationships and agreements
Gross carrying amount	$1,317.9	$399.8
Accumulated amortization	(172.6)	(112.0)
Net carrying amount	1,145.3	287.8

Lease value, technology-based assets and other
Gross carrying amount	10.6	17.9
Accumulated amortization	(3.9)	(3.5)
Net carrying amount	6.7	14.4

Total Other intangibles, net	$1,152.0	$302.2

Our customer contracts, relationships and agreements relate primarily to our Natural Gas Pipelines and Terminals business segments.  These intangible assets include contracts and relationships for gathering natural gas, and for handling and storage of petroleum, chemical, and dry-bulk materials, including oil, gasoline and other refined petroleum products, coal, petroleum coke, fertilizer, steel and ores.  The values of these intangible assets were determined by us by first, estimating the revenues derived from a customer contract or relationship (offset by the cost and expenses of supporting assets to fulfill the contract), and second, discounting the revenues at a risk adjusted discount rate.  The increase in the carrying amount of our customer contracts, relationships and agreements since December 31, 2010 was mainly due to the acquisition of (i) a natural gas gathering customer contract in July 2011, associated with our purchase of the remaining 50% ownership interest in KinderHawk Field Services LLC that we did not already own; and (ii) two separate petroleum coke handling customer contracts in June 2011, associated with our purchase of terminal assets from TGS Development, L.P.  Both acquisitions are described further in Note 3.

We amortize the costs of our intangible assets to expense in a systematic and rational manner over their estimated useful lives.  The life of each intangible asset is based either on the life of the corresponding customer contract or agreement or, in the case of a customer relationship intangible (the life of which was determined by an analysis of all available data on that business relationship), the length of time used in the discounted cash flow analysis to determine the

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value of the customer relationship.  Among the factors we weigh, depending on the nature of the asset, are the effect of obsolescence, new technology, and competition.

For each of the years ended December 31, 2011, 2010 and 2009, the amortization expense on our intangibles totaled $61.0 million, $45.5 million and $16.5 million, respectively.  These expense amounts primarily consisted of amortization of our customer contracts, relationships and agreements.  Our estimated amortization expense for our intangible assets for each of the next five fiscal years (2012 - 2016) is approximately $78.8 million, $74.9 million, $71.7 million, $67.6 million and $63.8 million, respectively.  As of December 31, 2011, the weighted average amortization period for our intangible assets was approximately 18.4 years.